THIRD AMENDMENT AGREEMENT

Date:                                   2020

1           Reference is made to (i) the loan agreement dated 2 October 2010 (as amended and supplemented by an amendment agreement dated 15 February 2017, a second amendment agreement dated 18 May 2017 and as further amended and/or supplemented from time to time) (the “Loan Agreement”) and entered into between, inter alios,  (1) Lae Shipping Company Inc. and Namu Shipping Company Inc. as joint and several borrowers (the “Borrowers”), (2) Diana Shipping Inc. as guarantor (the “Corporate  Guarantor”), (3) DNB Bank ASA (then known as DnB NOR BANK ASA) and The Export-Import Bank of China as arrangers, (4) DNB Bank ASA (then known as DnB NOR BANK ASA) as swap provider, (5) DNB Bank ASA (then known as DnB NOR BANK ASA) as security agent (the “Security Agent”), agent (the “Agent”) and account bank and (6) the banks and financial institutions referred to therein as lenders (the “Banks”), in relation to a loan of  up to $82,600,000 and (ii) the corporate guarantee dated 2 October 2010 executed by the Corporate Guarantor in favour of the Security Agent.

2           Words and expressions defined in the Loan Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

3           The Creditors hereby agree, following the Borrowers’ and the Corporate Guarantor’s request, that, with effect from the date of this Agreement, the  Loan Agreement shall be amended (and is hereby amended) as follows:

(a)        by inserting the following new definitions of “Palios Family” and “Third Amendment Agreement”  in clause 1.2 of the Loan Agreement in the correct alphabetical order:

““Palios  Family” means Mr. Simeon Palios and/or any of his direct lineal descendants and/or his siblings and/or his wife;

“Third Amendment Agreement” means the agreement dated                                2020 made between (among others) the Borrowers, the Corporate Guarantor and the Security Agent supplemental to this Agreement;”;

(b)        by inserting the words “the Third Amendment Agreement,” after the words “this Agreement,” in the first line of the definition of “Security Documents” in clause 1.2 of the Loan Agreement; and

(c)        by deleting paragraph (c) of clause 10.1.27 of the Loan Agreement in its entirety and by replacing it with the following new paragraph (c):

“The Palios Family ceases to be the major (save for any financial institution acting as passive investor) legal owner or ultimate beneficial owner of the Corporate Guarantor; or”;

4           The consent of the Creditors referred to in paragraph 3 above is given only on the condition and in consideration of the Borrowers and the Corporate Guarantor hereby agreeing with the Creditors that the Borrowers and the other Security Parties will comply or will procure compliance with the following terms at the times specified below:

(a)        by no later than 11 December 2020, the Borrowers and the other Security Parties shall have executed this Agreement by signatories acceptable to the Agent in all respects; and

(b)        by no later than 11 December 2020, the Borrowers and the other Security Parties deliver to the Agent, such corporate authorisations or other evidence of the authority of each Security Party, in relation to the execution of this Agreement, in such form as the Agent may require in its absolute discretion.

5           This Agreement is supplemental to the Loan Agreement.

6           This Agreement constitutes a Security Document.

7           Save as amended or deemed amended by this Agreement, the provisions of the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Agreement shall be read and construed as one instrument.

8           Each of the Borrowers, the Corporate Guarantor and the Manager hereby confirms its consent to the amendments to the Loan Agreement hereunder and the other arrangements contained in this Agreement, and further acknowledges and agrees that the Security Documents to which it is a party and its obligations, shall remain and continue to be in full force and effect notwithstanding the said amendments to the Loan Agreement and the other arrangements contained in this Agreement.

9           The provisions of clauses 17 (Notices) and 18 (Governing law and jurisdiction) of the Loan Agreement shall be incorporated into this Agreement as if set out in full herein and as if references to “this Agreement” were references to this Agreement.

10        This Agreement and any non-contractual obligations in connection with this Agreement are governed by, and shall be construed in accordance with English law.

SIGNATORIES

EXECUTED as a DEED                                                                       )

by                                                                                                     )

for and on behalf of                                                                           )         …………………………

LAE SHIPPING COMPANY INC.                                                         )

as Borrower                                                                                       )

in the presence of:

…………………………

Witness

Name:

Address:

Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )

for and on behalf of                                                                           )         …………………………

NAMU SHIPPING COMPANY INC.                                                      )

as Borrower                                                                                       )

in the presence of:

…………………………

Witness

Name:

Address:

Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )

for and on behalf of                                                                           )         …………………………

DIANA SHIPPING INC.                                                                       )

as Corporate Guarantor                                                                      )

in the presence of:                                                                             )

…………………………

Witness

Name:

Address:

Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )

for and on behalf of                                                                           )         …………………………

DIANA SHIPPING SERVICES S.A.                                                     )

as Manager                                                                                       )

in the presence of:                                                                             )

…………………………

Witness

Name:

Address:

Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

DNB (UK) LIMITED                                                                               )

as Bank                                                                                             )

in the presence of:                                                                             )

…………………………

Witness

Name:

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Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

DNB BANK ASA (formerly known as DNB NOR BANK ASA)                 )

as Arranger                                                                                        )

in the presence of:                                                                             )

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Witness

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EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

THE EXPORT-IMPORT BANK OF CHINA                                            )

as Arranger and Bank                                                                         )

in the presence of:                                                                             )

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Witness

Name:

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EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

DNB BANK ASA (formerly known as DNB NOR BANK ASA)                 )

as Swap Provider                                                                              )

in the presence of:                                                                             )

…………………………

Witness

Name:

Address:

Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

DNB BANK ASA (formerly known as DNB NOR BANK ASA)                 )

as Security Agent                                                                              )

in the presence of:                                                                             )

…………………………

Witness

Name:

Address:

Occupation:

EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

DNB BANK ASA (formerly known as DNB NOR BANK ASA)                 )

as Agent                                                                                            )

in the presence of:                                                                             )

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Witness

Name:

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EXECUTED as a DEED                                                                       )

by                                                                                                     )         …………………………

for and on behalf of                                                                           )         Authorised Signatory

DNB BANK ASA (formerly known as DNB NOR BANK ASA)                 )

as Account Bank                                                                               )

in the presence of:                                                                             )

…………………………

Witness

Name:

Address:

Occupation: